                                EXHIBIT(8)(c)(3)

                       AMENDMENT TO ENDEAVOR SERIES TRUST
                            PARTICIPATION AGREEMENT

                                     AMENDED
                                   SCHEDULE A

                           EFFECTIVE SEPTEMBER 1, 2000
                           ---------------------------

                Account(s), Policy(ies) and Portfolio(s) Subject
                      to the Participation Agreement Among
                             Endeavor Series Trust,
                            Endeavor Management Co.,
                           PFL Life Insurance Company,
                      AUSA Life Insurance Company, Inc. and
                     Peoples Benefit Life Insurance Company

Accounts:      PFL Endeavor Variable Annuity Account
               AUSA Endeavor Variable Annuity Account
               Peoples Benefit Life Insurance Company Separate Account V
               Peoples Benefit Life Insurance Company Separate Account C
               PFL Endeavor Variable Life Account
               PFL Life Variable Annuity Account B
               PFL Life Variable Annuity Account C
               PFL Life Variable Annuity Account D
               Legacy Builder Variable Life Separate Account

Policies:      The Endeavor Variable Annuity
               The Endeavor ML Variable Annuity
               The Endeavor Platinum Variable Annuity
               The AUSA Endeavor Variable Annuity
               The Advisor's Edge Variable Annuity
               PFL Endeavor Variable Life
               Extra Variable Annuity
               Access Variable Annuity
               Endeavor Legacy Builder Plus

Portfolios:    Endeavor Asset Allocation Portfolio
               Endeavor Money Market Portfolio
               T. Rowe Price Equity Income Portfolio
               T. Rowe Price Growth Stock Portfolio
               T. Rowe Price International Stock Portfolio
               Capital Guardian Value Portfolio (formerly Endeavor Value Equity)
               Jennison Growth Portfolio (formerly Endeavor Opportunity Value)
               Endeavor Enhanced Index Portfolio
               Dreyfus U.S. Government Securities Portfolio
               Dreyfus Small Cap Value Portfolio
               Capital Guardian Global Portfolio (formerly Endeavor Select)
               Endeavor High Yield Portfolio
               Endeavor Janus Growth Portfolio
               Capital Guardian U.S. Equity Portfolio

PFL LIFE INSURANCE COMPANY              ENDEAVOR SERIES TRUST
By its authorized officer               By its authorized officer

By: /s/ Larry N. Norman                 By: /s/ Michael Pond
   ---------------------------------       ------------------------------

Name: Larry N. Norman                   Name: Michael Pond
     -------------------------------         ----------------------------

Title: President                        Title: Executive Vice President
      ------------------------------          ---------------------------

                                        AUSA LIFE INSURANCE
ENDEAVOR MANAGEMENT CO.                 COMPANY, INC.
By its authorized officer               By its authorized officer

By: /s/ Michael Pond                    By: /s/ Larry N. Norman
   ---------------------------------       ------------------------------

Name: Michael Pond                      Name: Larry N. Norman
     -------------------------------         ----------------------------

Title: CEO/President                    Title: Vice President
      ------------------------------          ---------------------------

PEOPLES BENEFIT LIFE
INSURANCE COMPANY
By its authorized officer

By: /s/ Larry N. Norman
   ---------------------------------

Name: Larry N. Norman
     -------------------------------

Title: Executive Vice President
      ------------------------------